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                                                                   EXHIBIT 23.02


                          INDEPENDENT AUDITOR'S CONSENT

We hereby consent to the incorporation by reference in this Form 10-K of our report dated February 17, 1999 appearing in quepasa.com inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.



                                        \s\ Ehrhardt Keefe Steiner & Hottman PC
                                        ----------------------------------------
                                            Ehrhardt Keefe Steiner & Hottman PC

September 19, 2001
Denver, Colorado